UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )

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TSS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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7226 Lee DeForest Drive, Suite 104
Columbia, Maryland 21046
(410) 423-7300

April 30, 2014

Dear Stockholder,

We cordially invite you to attend our 2014 Annual Meeting of Stockholders to be held at 10:00 a.m., Eastern Daylight Time, on Wednesday, June 4, 2014, at our corporate offices at 7226 Lee DeForest Drive, Suite 104, Columbia, Maryland 21046. The attached notice of annual meeting and this proxy statement describe the business we will conduct at the annual meeting and provide information about us that you should consider when you vote your shares.

At the annual meeting, two people will be elected as Class III directors. In addition, we will ask stockholders to ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2014. The enclosed proxy statement contains the recommendation of our Board of Directors on each of these proposals.

We hope you will be able to attend the annual meeting. Whether you plan to attend the annual meeting or not, it is important that your shares are represented. Therefore, when you have finished reading the proxy statement, you are urged to complete, sign, date and return the enclosed proxy card promptly in accordance with the instructions set forth on the card. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend.

Sincerely,

/s/ Anthony Angelini

Anthony Angelini
President and Chief Executive Officer

TSS, INC.
7226 Lee DeForest Drive, Suite 104
Columbia, Maryland 21046
(410) 423-7300

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 4, 2014

To the Stockholders
of TSS, Inc.:

NOTICE IS HEREBY GIVEN that the 2014 annual meeting of stockholders of TSS, Inc. will be held at 10:00 a.m., Eastern Daylight Time, on June 4, 2014 (the “Annual Meeting”) at our corporate offices at 7226 Lee DeForest Drive, Suite 104, Columbia, Maryland 21046 for the following purposes:

1.	To elect Mr. Peter H. Woodward and Mr. Daniel J. Phelps as Class III directors to serve three-year terms;
2.	To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014; and
3.	To transact such other business as may properly be presented before the Annual Meeting and any adjournments or postponements thereof.

Only those holders of our common stock of record as of the close of business on April 28, 2014, are entitled to notice of, and to vote at, the Annual Meeting and at any adjournments or postponements thereof. A list of stockholders of record will be available at the meeting and, during the 10 days prior to the meeting, at our offices at 7226 Lee DeForest Drive, Suite 104, Columbia, Maryland 21046.

A total of 14,999,680 shares of our common stock were issued and outstanding as of that record date. Each share of our common stock entitles its holder to one vote. Cumulative voting of shares of common stock is not permitted.

All stockholders are cordially invited to attend the Annual Meeting. At least a majority of all issued and outstanding shares of common stock on the record date is required to constitute a quorum. Accordingly, whether you plan to attend the Annual Meeting or not, we ask that you complete, sign, date and return the enclosed proxy card as soon as possible in accordance with the instructions on the proxy card. A pre-addressed, postage prepaid return envelope is enclosed for your convenience.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Anthony Angelini

Anthony Angelini
President and Chief Executive Officer

i

TSS, INC.
7226 Lee DeForest Drive, Suite 104
Columbia, Maryland 21046
(410) 423-7438

PROXY STATEMENT
2014 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION ABOUT THE ANNUAL MEETING

Why Did You Send Me this Proxy Statement?

We sent you this proxy statement and the enclosed proxy card because our Board of Directors is soliciting your proxy to vote at the 2014 Annual Meeting of Stockholders, and any adjournments or postponements of the meeting, to be held at 10:00 a.m., Eastern Daylight Time, on Wednesday, June 4, 2014, at 7226 Lee DeForest Drive, Suite 104, Columbia, Maryland 21046. This proxy statement along with the accompanying notice of annual meeting of stockholders describes the purposes of the meeting and the information you need to know to vote at the annual meeting.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 4, 2014. The proxy statement and annual report to security holders are available at http://www.cstproxy.com/totalsitesolutions/2014.

On or around April 30, 2014, we began sending this proxy statement, the attached notice of annual meeting of stockholders and the enclosed proxy card to all stockholders entitled to vote at the meeting. Although not part of this proxy statement, our 2013 Annual Report on Form 10-K, which includes our financial statements for the fiscal year ended December 31, 2013, accompanies this proxy statement. You can also find a copy of this proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2013 at http://www.cstproxy.com/totalsitesolutions/2014.

Who Can Vote?

Only stockholders who owned our common stock at the close of business on April 28, 2014 are entitled to vote at the annual meeting. On this record date, there were 14,998,680 shares of our common stock outstanding and entitled to vote. Our common stock is our only class of voting stock.

You do not need to attend the annual meeting to vote your shares. Shares represented by valid proxies, received in time for the meeting and not revoked prior to the meeting, will be voted at the meeting. A stockholder may revoke a proxy before the proxy is voted by providing a signed statement of revocation or a duly executed proxy card bearing a later date to us at 7226 Lee DeForest Drive, Suite 104, Columbia, Maryland 21046, Attention: Maura McNerney, Chief Financial Officer. Any stockholder who has executed a proxy card but attends the meeting in person may revoke the proxy and vote at the meeting.

How Many Votes Do I Have?

Each share of our common stock that you own entitles you to one vote.

How Do I Vote?

Whether you plan to attend the annual meeting or not, we urge you to vote by proxy. Voting by proxy will not affect your right to attend the annual meeting. If your shares are registered directly in your name through our stock transfer agent, Continental Stock Transfer & Trust Company, 17 Battery Place, New York, NY 10004, or you have stock certificates, you may vote:

•	By mail. Complete and mail the enclosed proxy card in the enclosed postage prepaid envelope. Your proxy will be voted in accordance with your instructions. If you sign the proxy card but do not specify how you want your shares voted, they will be voted as recommended by our Board of Directors.
•	In person at the meeting. If you attend the annual meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the meeting.

If your shares are held in “street name” (held in the name of a bank, broker or other nominee), you must provide the bank, broker or other nominee with instructions on how to vote your shares and can do so as follows:

•	By mail. You will receive instructions from your bank, broker or other nominee explaining how to vote your shares.
•	In person at the meeting Contact the bank, broker or other nominee who holds your shares to obtain a broker’s proxy card and bring it with you to the meeting. You will not be able to vote at the meeting unless you have a proxy card from your broker.

How Does the Board of Directors Recommend That I Vote on the Proposals?

The Board of Directors recommends that you vote as follows:

•	“FOR” the election of Mr. Peter H. Woodward and Mr. Daniel J. Phelps as Class III directors; and
•	“FOR” the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2014.

If any other matter is presented, the proxy card provides that your shares will be voted by the proxy holder listed on the proxy card in accordance with his or her best judgment. At the time this proxy statement was printed, we knew of no matters that needed to be acted on at the annual meeting, other than those discussed in this proxy statement.

May I Revoke My Proxy?

If you give us your proxy, you may revoke it at any time before the meeting. You may revoke your proxy in any one of the following ways:

•	signing a new proxy card and submitting it, as instructed above;
•	notifying us at 7226 Lee DeForest Drive, Suite 104, Columbia, Maryland 21046, Attention: Maura McNerney, Chief Financial Officer, in writing before the annual meeting that you have revoked your proxy; or
•	attending the meeting in person and voting in person. Attending the meeting in person will not in and of itself revoke a previously submitted proxy, unless you specifically request it.

What if I Receive More Than One Proxy Card?

You may receive more than one proxy card or voting instruction form if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described under “How Do I Vote?” for each account to ensure that all of your shares are voted.

Will My Shares be Voted if I Do Not Return My Proxy Card?

If your shares are registered in your name or if you have stock certificates, your shares will not be voted if you do not return your proxy card by mail or vote at the meeting as described above under “How Do I Vote?”

If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above under “How Do I Vote?,” the bank, broker or other nominee has the authority to vote your unvoted shares on Proposal 2, even if it does not receive instructions from you. We encourage you to provide voting instructions. This ensures your shares will be voted at the meeting in the manner you desire. If your bank, broker or other nominee cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter, this is referred to as a “broker non-vote.”

What Vote is Required to Approve Each Proposal and How are Votes Counted?

Proposal 1: Elect Two Directors	The affirmative vote of a plurality of the shares of common stock cast by stockholders present in person or represented by proxy at the annual meeting is required to elect Mr. Peter H. Woodward and Mr. Daniel J. Phelps as Class III directors. You may vote either FOR each nominee or WITHHOLD your vote from either nominee. Votes that are withheld will not be included in the vote for the election of directors. Banks, brokers and other nominees do NOT have the authority to vote your uninstructed shares in the election of directors. If you hold your shares in street name and you do not instruct your bank, broker or other nominee how to vote your shares in the election of directors, no votes will be cast on your behalf. Broker non-votes will have no effect on the outcome of the election.
Proposal 2: Ratify the Appointment of Independent Registered Public Accounting Firm	The affirmative vote of a majority of the votes present in person or represented by proxy and entitled to vote at the annual meeting is required to ratify the appointment of the independent registered public accounting firm. Abstentions will be treated as shares represented at the meeting and will have the same effect as votes against this proposal. Banks, brokers and other nominees have discretionary authority to vote customers’ uninstructed shares held by the firms in street name on this proposal. We are not required to obtain the approval of our stockholders to appoint our independent registered public accounting firm. If our stockholders do not ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2014, the Audit Committee of our Board of Directors will reconsider its appointment.

Is Voting Confidential?

We will keep all the proxies, ballots and voting tabulations private. We only let our Inspector of Election, Continental Stock Transfer & Trust Company, examine these documents. Management will not know how you voted on a specific proposal unless it is necessary to meet legal requirements. We will, however, receive any written comments you make on the proxy card or elsewhere.

What Are the Costs of Soliciting these Proxies?

We will pay all of the costs of soliciting these proxies. Our directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.

What Constitutes a Quorum for the Meeting?

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of our common stock as of the record date is necessary to constitute a quorum at the meeting. Votes of stockholders of record who are present at the meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

Attending the Annual Meeting

The annual meeting will be held at 10:00 a.m., Eastern Daylight Time, on Wednesday, June 4, 2014, at our corporate offices at 7226 Lee DeForest Drive, Suite 104, Columbia, Maryland 21046. When you arrive at our offices, signs will direct you to the appropriate meeting rooms. You need not attend the annual meeting in order to vote.

Householding of Annual Disclosure Documents

In December 2000, the Securities and Exchange Commission adopted a rule concerning the delivery of annual disclosure documents. The rule allows us, or your broker, to send a single set of our annual report and proxy statement to any household at which two or more of our stockholders reside, if we or your broker believe that the stockholders are members of the same family. This practice, referred to as “householding,” benefits both you and us. It reduces the volume of duplicate information received at your household and helps to reduce our expenses. The rule applies to our annual reports, proxy statements and information statements. Once you receive notice from your broker or from us that communications to your address will be “householded,” the practice will continue until you are otherwise notified or until you revoke your consent to the practice. Each stockholder will continue to receive a separate proxy card or voting instruction card.

If you do not wish to participate in “householding” and would like to receive your own set of our annual disclosure documents in future years, follow the instructions described below. Conversely, if you share an address with another stockholder and together both of you would like to receive only a single set of our annual disclosure documents, follow these instructions:

•	If your shares are registered in your own name, please contact our transfer agent, Continental Stock Transfer & Trust Company, and inform them of your request by calling them at 212.509.4000 ext. 206, or by e-mail at cstmail@continentalstock.com, or writing them at 17 Battery Place, New York, NY 10004.
•	If a broker or other nominee holds your shares, please contact the broker or other nominee directly and inform them of your request. Be sure to include your name, the name of your brokerage firm and your account number.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of April 28, 2014 for (a) each of our executive officers named in the Summary Compensation Table on page 13 of this proxy statement, (b) each of our directors and director nominees, (c) all of our current directors and executive officers as a group and (d) each stockholder known by us to own beneficially more than 5% of our common stock. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them based on information provided to us by these stockholders. Percentage of ownership is based on 14,998,680 shares of common stock outstanding on April 28, 2014. Unless otherwise indicated, the address for each director and current executive officer is c/o TSS, Inc., 7226 Lee DeForest Drive, Suite 104, Columbia, Maryland 21046.

	Beneficially Owned	Ownership
Directors and Executive Officers
Peter H. Woodward(1)	1,867,881	12.45%
Anthony Angelini(2)	250,000	1.67%
Gerard J. Gallagher(3)	1,506,351	9.98%
Daniel J. Phelps(4)	50,000	*
Maura A. McNerney(4)	50,000	*
Martin T. Olsen(5)	300,000	2.00%
All directors and officers combined as a group (6 persons)(6)	4,024,232	26.66%
5% Stockholders
MHW Capital Management, LLC(1)	1,867,881	12.45%
Norman H. Pessin(7)	1,735,712	11.57%
Lalit Aggarwal(8)	934,039	6.23%

*	Represents beneficial ownership of less than 1% of the outstanding shares of our common stock.
(1)	Derived from a Schedule 13D/A (Amendment No. 2) filed jointly by MHW Capital Management, LLC, Peter H. Woodward, and MHW Partners, L.P. on March 5, 2014. According to the Schedule 13D/A, MHW Capital Management LLC has shared voting and dispositive power with respect to 1,817,881 shares and MHW Partners, L.P., has shared voting and dispositive power with respect to 915,024 shares. Mr. Woodward has shared voting and dispositive power with respect to 1,817,881 shares, and he has sole voting and dispositive power with respect to 50,000 shares that may be acquired within 60 days of the record date by exercising stock options. Mr. Woodward is a principal of MHW Capital Management, LLC, which is the investment manager of MHW Partners, L.P., and may be considered to have beneficial ownership of the shares held by MHW Partners, L.P. and other entities for which MHW Capital Management, LLC acts as investment manager. Mr. Woodward disclaims beneficial ownership of these shares except to the extent of his pecuniary interest in the shares. The business address of MHW Capital Management is 150 East 52nd Street, New York, New York 10022.
(2)	Includes 83,333 shares of restricted stock that are subject to forfeiture.
(3)	Includes 93,333 shares issuable upon the conversion of a note held by Mr. Gallagher.
(4)	Represents 50,000 shares that may be acquired within 60 days of the record date by exercising stock options.
(5)	Includes 225,000 shares of restricted stock that are subject to forfeiture.
(6)	Includes 150,000 shares that may be acquired within 60 days of the record date by exercising stock options, 308,333 shares of restricted stock that are subject to forfeiture, and 93,333 shares issuable upon the conversion of a note held by Mr. Gallagher.

(7)	Derived from a Schedule 13D/A (Amendment No. 4) filed jointly by Norman H. Pessin and Sandra F. Pessin on August 23, 2013. According to the Schedule 13D/A, SEP IRA FBO Norman H. Pessin has sole voting and dispositive power with respect to 84,582 shares, Mrs. Pessin has sole voting and dispositive power with respect to 257,799 shares, and Norman H. Pessin Roth IRA R/O has sole voting and dispositive power with respect to 1,393,331 shares. Mr. and Mrs. Pessin’s business address is 366 Madison Avenue, 14th Floor, New York 10017.
(8)	Derived from the Schedule 13G/A (Amendment No. 2) filed by Lalit Aggarwarl on February 5, 2014. According to the Schedule 13G/A, Mr. Aggarwarl has sole voting and dispositive power with respect to 426,407 shares and shared voting and dispositive power with respect to 507,632 shares. The business address of Mr. Aggarwarl is 2 Bloor Street, Suite 700, Toronto, ON M4W 3R1.

MANAGEMENT AND CORPORATE GOVERNANCE

The Board of Directors

Our Certificate of Incorporation and Amended and Restated Bylaws provide that our business is to be managed by or under the direction of our Board of Directors. We do not have a policy as to whether the role of Chief Executive Officer and Chairman of the Board of Directors should be separate or combined or whether the Chairman of the Board of Directors should be a management or non-management director. Mr. Woodward, an “independent director” as defined by the rules of the NASDAQ Stock Market, LLC, is the non-executive chairman of our Board of Directors. Our Board of Directors believes that having an independent director serve as the non-executive Chairman of our Board of Directors is currently in the best interests of our stockholders. This structure allows the Chairman of our Board of Directors to focus on the effectiveness of our Board of Directors while the Chief Executive Officer focuses on executing our strategic plan and managing our operations and performance.

In accordance with our Certificate of Incorporation, our Board of Directors is divided into three classes for purposes of election. One class is elected at each annual meeting of stockholders to serve for a three-year term. Our Board of Directors currently consists of four members, classified into three classes as follows:

•	Messrs. Peter H. Woodward and Daniel J. Phelps constitute a class with a term ending at the 2014 Annual Meeting of Stockholders;
•	Mr. Gerard J. Gallagher constitutes a class with a term ending at the 2015 Annual Meeting of Stockholders; and
•	Mr. Anthony Angelini constitutes a class with a term ending at the 2016 Annual Meeting of Stockholders.

Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors.

Our Board of Directors has voted to nominate Messrs. Woodward and Phelps for election at the 2014 Annual Meeting of Stockholders for a term of three years to serve until the 2017 Annual Meeting of Stockholders and until their successors have been elected and qualified, or until their earlier death, resignation or removal.

Set forth below are the names of the persons nominated as directors and our current directors whose terms do not expire this year, their ages, their offices in the company, if any, their principal occupations or employment for the past five years, the length of their tenure as directors, the names of other public companies in which such persons have held directorships during the past five years, and the experience, qualifications, attributes and skills that support the conclusion that these persons should serve as members of our Board of Directors. Mr. Woodward and Mr. Phelps are non-employee directors and the members of the Audit Committee and the Compensation Committee.

Name	Age	Position with the Company
Peter H. Woodward	41	Chairman
Daniel J. Phelps	46	Director
Anthony Angelini	50	President, Chief Executive Officer and Director
Gerard J. Gallagher	57	Chief Technical Officer and Director

Peter H. Woodward, age 41, is the Founder and President of MHW Capital Management, a private investment firm that takes concentrated positions in micro-cap turnaround companies, with a focus on the technology sector. Prior to founding MHW Capital Management in 2005, Mr. Woodward was a Managing Director at Regan Fund Management Ltd., a hedge fund group specializing in active equity investments in public companies and revitalizing their business plans. In addition to serving on our Board of Directors, Mr. Woodward is currently a director of The Management Network Group, Inc. Previously, he served as Chairman of the Board of Hampshire Group, Limited and a Director at News Edge Corp., Zomax, Inc., Innodata-Isogen, Inc. and SMF Energy Corp. Mr. Woodward holds a Bachelor of Arts degree in Economics from Colgate University and a Master’s degree in International Economics from Columbia University. He is a Chartered Financial Analyst. Mr. Woodward became a Director on January 3, 2012, and the Chairman of our Board of Directors on March 28, 2012. Mr. Woodward is very familiar with our industry, and his capital markets experience is valuable to our Board of Directors.

Daniel J. Phelps, age 46, became a Director on August 15, 2012. Mr. Phelps is a Managing Director of Salt Creek Capital, a California-based private equity firm he founded in July 2009. Mr. Phelps also serves as President of Electro-Motion, Inc., a portfolio company of Salt Creek Capital. Previously, Mr. Phelps served as a General Partner and founding member of Duchossois Technology Partners, a Chicago-based venture capital firm, where he led software and networking investments, and as a General Partner of Opus Capital, a California-based venture capital firm. Mr. Phelps also held an investment management position with the Pritzker Financial Office in Chicago and was a member of the Financial Services group at Ernst & Young LLP. Mr. Phelps currently serves as a member of the Board of Directors of Infoblox (NYSE: BLOX), a leading provider of automated network control solutions, and on the Board of Directors of several private companies. Mr. Phelps holds a Bachelor of Science degree in business administration from The Ohio State University and a Master of Business Administration from the University of Chicago and is a certified public accountant (inactive). Mr. Phelps provides our Board of Directors with financial expertise and significant experience in the venture capital industry analyzing, investing in and serving on the boards of directors of technology companies.

Anthony Angelini, age 50, became a Director and our Chief Executive Officer on January 3, 2012. From September 2007 until January 3, 2012, Mr. Angelini ran his own consulting company working with private and public companies in the areas of operations and growth strategy development. From February 2004 through September 2006, Mr. Angelini was the Chief Executive Officer of Zomax, Inc., a publicly traded provider of supply chain services. From 1998 to February 2004, Mr. Angelini held multiple executive-level positions at Zomax. From 1989 to 1998, Mr. Angelini founded and led the growth of several service-based private companies that were sold to Zomax in 1998. Mr. Angelini received a Bachelor of Business Administration in Finance from California State University, Chico in 1986. Mr. Angelini has over 20 years of experience as an operator and manager, including as a chief executive officer of a publicly traded company, which is valuable to our Board of Directors.

On June 9, 2005, the Securities and Exchange Commission filed a civil injunctive action charging certain executive officers of Zomax, Inc. with violations of the federal securities laws by misrepresenting or omitting to state material facts regarding Zomax’s prospects of meeting quarterly revenue and earnings targets during a conference call with analysts. The SEC further charged that Mr. Angelini, Zomax’s President and Chief Operating Officer at the time of such conference call, recklessly failed to act to prevent such disclosures and omissions of material facts from being made. Without admitting or denying the SEC’s charges, Mr. Angelini consented to the entry of a court order enjoining him from any violations of certain provisions of the federal securities laws. In addition, Mr. Angelini agreed to disgorge $43,700 plus prejudgment interest and pay a $50,000 civil penalty.

Gerard J. Gallagher, age 57, is a Director and our Chief Technical Officer. He has been a Director since our acquisition of TSS/Vortech on January 19, 2007 and served as our President and Chief Operating Officer from January 19, 2007, until August 13, 2013. Mr. Gallagher has more than 28 years of experience in mission-critical fields. Since 2002, he has served as the co-founder and President of TSS and the co-founder and President of Vortech. From 1998 to 2001, Mr. Gallagher served as the President of the Total Site Solutions division of Encompass Services Corp. From 1997 to 1998, he served as the President of the Total Site Solutions division of Commercial Air, Power & Cable, Inc. From 1991 to 1997, he served as the Chief

Facilities Operations and Security Officer of the International Monetary Fund. From 1980 to 1991, Mr. Gallagher served in various capacities at ComSite International, most recently as Senior Vice President of Engineering and Sales. Mr. Gallagher received a Bachelor of Science in Fire Science from the University of Maryland and a Bachelor of Science in Organizational Management (Summa Cum Laude) from Columbia Union College. Mr. Gallagher provides our Board of Directors insight into the ownership and operation of mission-critical services business and perspective related to industry trends, technical innovations, operational matters, marketing, and sales.

Director Independence

The Board of Directors has adopted the director independence standards of The NASDAQ Stock Market, LLC. Our Board of Directors has reviewed the materiality of any relationship that each of our directors has with the company, either directly or indirectly. Based upon this review, our Board of Directors has determined that each of Mr. Woodward and Mr. Phelps is an “independent director” as defined by The NASDAQ Stock Market, LLC and has no material relationship with us, except as a director and/or stockholder.

Role in Risk Oversight

As part of its general responsibility to manage our business, the Board of Directors has oversight responsibility with respect to risk management. The Board of Directors has delegated primary responsibility for risk oversight and the monitoring of our significant areas of risk to the Audit Committee. In accordance with its charter, the Audit Committee inquires of management and our independent registered accounting firm about significant risks or exposures to risks and discusses guidelines and policies to govern the steps management has taken to minimize these risks. The Audit Committee regularly reports the results of these inquiries and discussions to our Board of Directors.

Committees of the Board of Directors and Meetings

Meeting Attendance

Although we do not have any formal policy regarding director attendance at our annual meetings, we will attempt to schedule our annual meetings so that all of our directors can attend. All of our directors attended the 2013 Annual Meeting of Stockholders either in person or telephonically. During 2013, the Board of Directors met six times. During the fiscal year ended December 31, 2013, all of our directors attended at least 75% of the meetings of the Board of Directors and committees of the Board of Directors on which they served.

Audit Committee

Our Audit Committee currently has two members, Peter H. Woodward and Daniel J. Phelps. Our Audit Committee’s role and responsibilities are set forth in a written charter and include the authority to retain and terminate the services of our independent registered public accounting firm, review annual financial statements, review quarterly financial statement, consider matters relating to accounting policy and internal controls and review the scope of annual audits. The Audit Committee met six times in 2013.

Each of Mr. Woodward and Mr. Phelps satisfies the current independence standards promulgated by the Securities and Exchange Commission and The NASDAQ Stock Market, LLC, as such standards apply specifically to members of audit committees. The Board has determined that each of Mr. Woodward and Mr. Phelps is an “audit committee financial expert,” as the Securities and Exchange Commission has defined that term in Item 407 of Regulation S-K. Please also see the report of the Audit Committee set forth elsewhere in this proxy statement.

A copy of the Audit Committee’s written charter is publicly available on our website at www.totalsitesolutions.com.

Compensation Committee

Our Compensation Committee currently has two members, Peter H. Woodward and Daniel J. Phelps. Our Compensation Committee reviews, approves and makes recommendations regarding our compensation policies, practices and procedures to ensure that legal and fiduciary responsibilities of the Board of Directors are carried out and that such policies, practices and procedures contribute to our success. The Compensation Committee is responsible for the determination of the compensation of our President and Chief Executive Officer, Chief Technical Officer, Chief Financial Officer and Executive Vice President of Sales and Marketing. Each of Mr. Woodward and Mr. Phelps qualifies as an independent director under the definition promulgated by The NASDAQ Stock Market, LLC. The Compensation Committee met four times in 2013.

The Compensation Committee has the responsibility to:

•	review, modify and approve our overall compensation strategy;
•	recommend to the Board of Directors the compensation and terms of employment of our executive officers and to evaluate their respective performance in light of relevant goals and objectives;
•	review and recommend to our Board of Directors the type and amount of compensation to be paid or awarded to the members of our Board of Directors;
•	recommend to our Board of Directors the adoption, amendment and termination of any bonus, equity and other deferred compensation plans;
•	administer all equity-based plans, including the 2006 Omnibus Incentive Compensation Plan;
•	determine appropriate insurance coverage for our executive officers and directors; and
•	review, discuss and assess its own performance at least annually.

Our Compensation Committee approves and makes recommendations to our Board of Directors with respect to the compensation for our executive officers (other than Mr. Angelini) with the advice of Mr. Angelini and/or one or more other executive officers designated by Mr. Angelini. Although the Compensation Committee receives information and recommendations regarding the design and level of compensation for the executive officers from management, the Compensation Committee makes the final recommendations to the Board of Directors as to the design and compensation levels for the executive officers. To the extent we enter into employment agreements with our executive officers, those agreements would be subject to negotiation between us and the applicable executive officer. The Compensation Committee did not engage a compensation consultant in 2013.

A copy of the Compensation Committee’s written charter is publicly available on our website at www.totalsitesolutions.com.

Nominations for Directors

We do not currently have a standing nominating committee. Our Board of Directors has determined that Mr. Woodward and Mr. Phelps, the independent members of the Board of Directors, adequately fulfill the obligations of a nominating committee without the need of incurring additional costs of committee meetings.

The Board of Directors considers recommendations of potential candidates from current directors, management and stockholders. Stockholders’ nominations for directors must be made in writing and must include the following information:

•	the name, age, business address and residence address of the nominee;
•	the principal occupation or employment of the nominee;
•	the number of shares of our common stock that are beneficially owned by the nominee;
•	any other information relating to the nominee that is required to be disclosed in the solicitations for proxies for the election of directors under the rules and regulations of the Securities and Exchange Commission;

•	the name and record address of the stockholder making the nomination; and
•	the number of shares of common stock that are beneficially owned by the stockholder making the nomination.

Nominations by stockholders must be delivered to or mailed and received at our headquarters address listed below, and generally must be received no later than 60 days nor earlier than 90 days prior to the meeting. However, in the event that less than 75 days’ notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholders to be timely must be received no later than the close of business on the fifteenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever first occurs.

Secretary of TSS, Inc.
7226 Lee DeForest Drive, Suite 104
Columbia, Maryland 21046

If a vacancy were to occur on the Board of Directors or if the Board were to increase the number of directors, the Board of Directors would identify potential candidates to fill the vacancy. Although there are no specific qualifications and standards that must be met by a candidate or any specific qualities or skills that a candidate must possess, the Board of Directors would evaluate a candidate on a wide variety of factors. These factors include the candidate’s background and qualifications, diversity and business experience, and commitment to serving on the Board of Directors and its committees. It is preferable that candidates have a reputation for sound business judgment and integrity and inspire trust and confidence in the other directors. The Board of Directors does not have a formal policy regarding diversity in identifying candidates but rather considers diversity among the various factors relevant to any particular candidate.

Stockholder Communications to the Board

Stockholders who wish to address questions regarding our business directly with the Board of Directors, or any individual director, should direct his or her questions in writing to the Chairman of the Board of Directors at 7226 Lee DeForest Drive, Suite 104, Columbia, Maryland 21046. Communications will be distributed to the Board of Directors, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communications. Items that are unrelated to the duties and responsibilities of the Board of Directors may be excluded, such as:

•	junk mail and mass mailings,
•	resumes and other forms of job inquiries,
•	surveys, or
•	solicitations or advertisements.

In addition, any material that is unduly hostile, threatening, or illegal in nature may be excluded, provided that any communication that is filtered out will be made available to any outside director upon request.

Executive Officers

Set forth below is information about Maura A. McNerney and Martin T. Olsen, our executive officers in addition to Mr. Angelini and Mr. Gallagher, whose information is set forth above. The employment of our officers is subject to the terms and conditions of their respective employment agreements.

Maura A. McNerney, age 42, became our Chief Financial Officer on May 15, 2013. Ms. McNerney was previously Vice President, Chief Financial Officer and Treasurer of Hampshire Group, Limited. Ms. McNerney returned to Hampshire Group in August 2011 after leaving to pursue other interests in July 2009. During her time away from Hampshire Group, she served as Vice-President, Corporate Controller of Centerplate and then Chief Financial Officer of Spartan Foods of America. During her original five year tenure at Hampshire Group, she served in several roles, including Vice-President of Accounting and Reporting and Chief Accounting Officer. Prior to working at Hampshire Group, Ms. McNerney was an audit manager with Deloitte & Touche. Ms. McNerney is a certified public accountant and chartered global management accountant.

Martin T. Olsen, age 35, became our Executive Vice President, Sales and Marketing on January 14, 2014. From May 2008 through November 2013, Mr. Olsen held various business development positions with Active Power, Inc. (NASDAQ: ACPW), a manufacturer of uninterruptible power systems and modular infrastructure solutions for data centers and other business operations where system up time is considered mission critical, and served most recently as the Vice President, Global Sales and Marketing. Prior to joining Active Power in 2007, Mr. Olsen held various leadership positions with Wright Line LLC and APC by Schneider Electric in Denmark, Munich, Singapore and the United States.

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

Summary Compensation Table

The following table shows the total compensation paid or earned during the last two fiscal years ended December 31, 2013 and 2012 to (1) our President and Chief Executive Officer, (2) our Chief Technical Officer, (3) our Chief Financial Officer, (4) our former Chief Financial Officer, and (5) our former Vice-Chairman

Name and Principal Position(s)	Year	Salary	Bonus		Stock Awards(1)	Option Awards(2)	Other Compensation	Total
Anthony Angelini President and Chief Executive Officer	2013	$350,000	$37,500					$387,500
	2012	316,006			$237,500	$281,250	$83,250	918,006
Gerard J. Gallagher Chief Technical Officer	2013	75,000					65,342	140,342
	2012	96,993					98,851	195,844
Maura McNerney(4) Chief Financial Officer	2013	141,885	45,000	(5)		96,761		283,646
Kenneth D. Schwarz(6) Former Chief Financial Officer	2013	184,596						184,596
	2012	64,693				135,164		199,857
Harvey L. Weiss(7) Former Vice-Chairman	2013	43,558						43,558
	2012	154,549						154,549

(1)	Amounts shown are the aggregate grant date fair value of restricted stock awards. The grant date fair value of the award is based on the closing price per share of our common stock on the grant date.
(2)	Amounts shown are the aggregate grant date fair value of the stock options granted during 2013 and 2012. These amounts were estimated using the valuation models described in Note 13 to the Consolidated Financial Statements included in the 2013 Annual Report on Form 10-K.
(3)	Amount represents interest paid to Mr. Gallagher under a promissory note held by Mr. Gallagher.
(4)	Ms. McNerney became our Chief Financial Officer on May 20, 2013.
(5)	Amount represents a relocation bonus of $20,000 and a signing bonus in the amount of $25,000.
(6)	Mr. Schwarz resigned as our Chief Financial Officer on May 19, 2013, and as an employee on August 23, 2013.
(7)	Mr. Weiss did not stand for reelection to our Board of Directors at the 2013 Annual Meeting of Stockholders and resigned from our Board of Directors immediately following that meeting. Mr. Weiss provided certain consulting services to the company during 2013.

Outstanding Equity Awards at 2013 Fiscal Year End

The following table provides information about all equity compensation awards held by the named executive officers at December 31, 2013.

	Option Awards						Stock Awards
Name	Number of securities underlying unexercised options (#) Unexercisable		Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)		Option exercise price ($)(1)	Option Expiration Date	Number of shares or units of stock that have not vested (#)		Market value of share or units of stock that have not vested(2) ($)
Anthony Angelini			750,000	(3)	0.44	4/30/2022	166,666	(4)	$73,333
Maura A. McNerney	200,000	(5)			0.65	5/20/2023

(1)	Equal to the average of the high and low bid prices for our common stock reported daily on the OTCQB marketplace during the 20 trading days following the grant date.
(2)	Represents the value of the restricted stock based on a closing price of $0.44 per share of common stock on the OTCQB marketplace on December 31, 2013.

(3)	These options become exercisable in installments when the fair market value of our common stock is at least a specified amount for 20 consecutive business day as described below:

Amount	Fair Market Value
125,000	$1.50
125,000	2.00
125,000	2.50
125,000	3.00
125,000	3.50
125,000	4.00

Other than options to purchase 250,000 shares of our common stock that become exercisable when the fair market value of our common stock is $3.50 and $4.00 per share for 20 consecutive business days, these options become immediately exercisable upon the termination of Mr. Angelini’s employment by us for Cause (as defined in his employment agreement), by Mr. Angelini for Good Reason (as defined in his employment agreement), or upon his death or disability, provided that the fair market value of our common stock is at least $1.00 for five trading days between the grant date and the date Mr. Angelini’s employment is terminated.

(4)	Represents restricted shares of our common stock granted to Mr. Angelini in accordance with the employment agreement, dated January 3, 2012, between Mr. Angelini and us. Subject to the following sentence, Mr. Angelini will forfeit these shares upon the termination of his employment with us. These restricted shares will vest and no longer be subject to forfeiture upon (a) a Change in Control of the Corporation (as defined in the employment agreement), (b) the termination of Mr. Angelini’s employment due to his death or disability, (c) the termination of his employment by us other than for Cause, (d) the termination of his employment by Mr. Angelini for a Good Reason, or (e) January 3, 2014, with respect to 83,333 shares and January 3, 2014, with respect to 83,334 shares.
(5)	These options become exercisable in installments as follows: (a) 50,000 shares become exercisable on May 20, 2014, (b) 50,000 shares become exercisable on May 20, 2015, and (c) 100,000 shares become exercisable on May 20, 2016.

Retirement Plans

We have a tax qualified 401(k) plan designed to assist our eligible officers and employees in providing for their retirement. We do not match employee contributions to the plan.

Employment Agreements

Employment Agreement with Anthony Angelini

On January 3, 2012, we entered into an employment agreement with Mr. Angelini. Under that employment agreement, Mr. Angelini’s annual base salary was $250,000 and he is eligible to receive a bonus in an amount and on terms established by our Board of Directors. On March 14, 2012, that employment agreement was amended to increase Mr. Angelini’s base salary to $350,000. Mr. Angelini is entitled to receive vacation, health insurance and other benefits generally made available to our other executives and reimbursement for reasonable, out-of-pocket expenses actually incurred by him relating to travel to our headquarters in Columbia, Maryland. If we terminate Mr. Angelini’s employment other than for “Cause” (as defined in the employment agreement), Mr. Angelini terminates his employment for a “Good Reason” (as defined in the employment agreement), or his employment is terminated by reason of his death or disability, we will pay Mr. Angelini a lump sum payment equal to his then current base salary.

Employment Agreement with Gerard J. Gallagher

On August 13, 2013, we entered into an amendment to Mr. Gallagher’s employment agreement. The amendment provides that either Mr. Gallagher or the company can terminate Mr. Gallagher’s employment with us upon thirty (30) days’ written notice. Additionally, Mr. Gallagher’s position changes from President and Chief Operating Officer to Chief Technical Officer, reporting to our Chief Executive Officer. Under the amended employment agreement, Mr. Gallagher’s annual base salary continues to be $75,000, and he is also eligible to receive an annual bonus of up to 50% of his base salary (the amount of the bonus and the criteria for the bonus to be determined by our Board of Directors). In addition to base compensation and eligibility for a bonus, Mr. Gallagher is entitled to receive vacation, health insurance and other benefits generally available to our other executives.

Employment Agreement with Maura McNerney

On May 20, 2013, we entered into an employment agreement with Ms. McNerney. Under that employment agreement, Ms. McNerney’s annual base salary is $238,000, and she is eligible to receive a bonus in an amount and on terms established by our Board of Directors. On May 20, 2013, we paid Ms. McNerney a bonus of $25,000. Additionally, we paid Ms. McNerney a relocation bonus of $20,000. If Ms. McNerney terminates her employment with us other than for a “Good Reason” (as defined in the employment agreement) within twelve months of May 20, 2013, Ms. McNerney must repay us the amount of the relocation bonus.

Ms. McNerney is entitled to receive vacation, health insurance and other benefits generally made available to our other executives. If we terminate Ms. McNerney’s employment other than for “Cause” (as defined in the employment agreement) or Ms. McNerney terminates her employment for a Good Reason, we will continue paying Ms. McNerney her base salary commencing on the date of termination and ending (a) six months from the date of termination, or (b) twelve months from the date of termination if the termination of employment is terminated within twelve months following a Change in Control of the company (as defined in the employment agreement).

Resignation of Kenneth D. Schwarz

Effective May 19, 2013, Kenneth D. Schwarz resigned as Chief Financial Officer. In connection with his resignation, Mr. Schwarz entered into a separation agreement from employment and release with us. Under the separation agreement, Mr. Schwarz remained an employee providing transitional support to us through August 23, 2013.

Director Compensation

We compensate each of our non-employee directors an annual retainer of $45,000. The Chairman of our Board of Directors receives an annual retainer of $25,000, the Chairman of the Audit Committee receives an annual retainer of $10,000, and the Chairman of the Compensation Committee receives an annual retainer of $5,000.

In 2012, our non-employee directors were each granted options to purchase 150,000 shares of our common stock. These options vest over a three-year period.

We also reimburse our directors for travel, lodging and other reasonable out-of-pocket expenses in connection with the attendance at Board, committees, and stockholder meetings, as well as for other reasonable expenses related to service on the Board. We do not maintain any pension, nonqualified defined contribution or other deferred compensation plans for our non-employee directors. The following table summarizes compensation earned by our non-employee directors during fiscal year 2013.

Name	Fees earned or paid in cash ($)	Total ($)
Peter H. Woodward	$80,000	$80,000
Daniel J. Phelps	50,000	50,000

REPORT OF AUDIT COMMITTEE

The Audit Committee of the Board of Directors, which consists entirely of directors who meet the independence and experience requirements of The NASDAQ Stock Market, has furnished the following report:

The Audit Committee assists the Board of Directors in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. This committee’s role and responsibilities are set forth in a charter adopted by the Board of Directors, which is available on our website at www.totalsitesolutions.com. This committee reviews and reassesses our charter annually and recommends any changes to the Board of Directors for approval. The Audit Committee is responsible for overseeing our overall financial reporting process, and for the appointment, compensation, retention, and oversight of the work of our independent registered public accounting firm. In fulfilling its responsibilities for the financial statements for the fiscal year ended December 31, 2013, the Audit Committee took the following actions:

•	Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2013 with management and Grant Thornton LLP, our independent registered public accounting firm;
•	Discussed with Grant Thornton LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T, relating to the conduct of the audit; and
•	Received written disclosures and the letter from Grant Thornton LLP regarding its independence as required by applicable requirements of the Public Company Accounting Oversight Board regarding Grant Thornton LLP communications with the Audit Committee and the Audit Committee further discussed with Grant Thornton LLP their independence. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

Based on the Audit Committee’s review of the audited financial statements and discussions with management and Grant Thornton LLP, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2013 for filing with the SEC.

Members of the Audit Committee:
Peter H. Woodward (Chairman)
Daniel J. Phelps

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Our executive officers, directors and 10% stockholders are required under Section 16(a) of the Securities Exchange Act of 1934, as amended, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Copies of these reports must also be furnished to us. Based solely on our review of copies of reports furnished to us, or written representations that no reports were required, we believe that during 2013 our executive officers, directors and 10% stockholders complied with all filing requirements of Section 16(a) in a timely manner.

RELATED PERSON TRANSACTIONS

On May 21, 2013, we and Gerard J. Gallagher, a director and our Chief Technical Officer, agreed to restructure the promissory note held by Mr. Gallagher. As part of this restructuring, Mr. Gallagher agreed to reduce the outstanding principal amount by $0.3 million. After the reduction, the new principal amount due was $1.9 million, which bears interest at an annual rate of 4%. This reduction in the principal amount was agreed upon in exchange for an immediate payment of $900,000 at the time of closing, leaving an outstanding principal balance of $1.0 million. In addition, the amended promissory note provides for eight quarterly principal payments of $25,000 beginning July 1, 2013, a principal payment of $100,000 on January 3, 2014, and the remaining outstanding balance due on July 1, 2015. The promissory note remains convertible into shares of our common stock at a conversion price of $7.50 per share. All amounts due under the note are immediately due and payable upon the occurrence of a “change in control” of the company (as defined in the promissory note) or the death of Mr. Gallagher. If we fail to pay any amount due under the promissory note within five days after the date due, we must pay Mr. Gallagher a late charge equal to 5% of the amount due and unpaid.

Upon an “event of default” (as defined in the promissory note) and during the continuance of the event of default, the outstanding principal indebtedness under the promissory note will bear interest at an annual rate of 7%. If we fail to cure an event of default within a period of 60 days following the date of such event of default, Mr. Gallagher will have the right to convert any amount equal to not less than $25,000 but up to an amount equal to the unpaid amount due under the promissory note into that number of shares of our common stock obtained by dividing the amount being converted by a conversion price equal to 125% of the fair market value per share of our common stock. For purposes of the promissory note, the fair market value of a share of our common stock equals the average of the high and low bid prices of our common stock reported daily on the OTCQB marketplace during the twenty day period ending on the date Mr. Gallagher elects to make such conversion. Notwithstanding these conversion rights, the aggregate number of shares of our common stock that may be issued as a result of converting amounts due under the promissory note upon an event of default may not exceed 12% of the issued and outstanding shares of our common stock as of the date Mr. Gallagher initially elects to make such conversion.

Our Audit Committee in accordance with its written charter reviews and approves in advance all related party transactions greater than $25,000 and follows a pre-approval process for contracts with a related party for less than $25,000. We participate in transactions with the following entities affiliated through common ownership and management. The Audit Committee of the Board reviewed and approved in advance all of these related party transactions in accordance with its written charter.

Chesapeake Mission Critical, L.L.C. (“Chesapeake MC”) is 10.32% owned by Thomas P. Rosato, our former Chief Executive Officer, a former member of the Board of Directors and the holder of approximately 10.0% of our outstanding common stock at December 31, 2013. Chesapeake MC is a manufacturers’ representative reselling and servicing mechanical and electrical equipment from original equipment manufacturers.

TPR Group Re Three, LLC (“TPR Group Re Three”) is 50% owned by Mr. Rosato and Gerard G. Gallagher our Chief Technical Officer and a member of the Board of Directors. TPR Group Re Three leases office space to us under the terms of a real property lease. The original lease term expired at December 31, 2011. Prior to expiration, the lease was renegotiated to a full service lease, excluding utilities, at $24 per square foot or an aggregate annual rate of $0.3 million, representing an annual reduction of approximately $0.2 million. In May 2013, the lease was amended for a new term beginning August 1, 2013 and terminating July 31, 2016.

RF Realty Investments, LLC (“RF Realty”) is owned by Mr. Rosato and his family. RF Realty leases office and warehouse space to us. We obtained an independent appraisal of the lease, which determined the lease to be at fair value. In May 2013 the lease of the office space was cancelled effective July 31, 2013.

The following table sets forth transactions we have entered into with the above related parties for the year ended December 31, 2013 and 2012. Cost of revenue represents costs incurred in connection with related parties providing services to us on contracts for our customers. Accordingly, a direct relationship to the revenue and cost of revenue information below by us should not be expected.

	Year Ended December 31,
	2013	2012
Cost of Revenue
Chesapeake Mission Critical, LLC	—	$116,017
Selling, general and administrative
Office rent paid to RF Realty Investments, LLC, assigned by Chesapeake Tower Systems, Inc.	$128,042	$151,992
Office rent paid to TPR Group Re Three, LLC	277,316	278,657
Total Selling, general and administrative	$405,358	$430,649

PROPOSALS TO BE VOTED UPON BY STOCKHOLDERS

ELECTION OF DIRECTORS

(Notice Item 1)

Our Board of Directors has nominated each of Mr. Peter H. Woodward and Mr. Daniel J. Phelps for election at the 2014 Annual Meeting of Stockholders for a term of three years to serve until the 2017 Annual Meeting of Stockholders, and until his successor has been elected and qualified, or until his earlier death, resignation or removal.

The Board of Directors currently consists of five members, classified into three classes as follows:

•	Messrs. Peter H. Woodward and Daniel J. Phelps constitute a class with a term ending at the 2014 Annual Meeting of Stockholders;
•	Mr. Gerard J. Gallagher constitutes a class with a term ending at the 2015 Annual Meeting of Stockholders; and
•	Mr. Anthony Angelini constitutes a class with a term ending at the 2016 Annual Meeting of Stockholders.

At each Annual Meeting of Stockholders, directors are elected for a full term of three years to succeed those directors whose terms are expiring. The Class I director, Mr. Gallagher, and Class II director, Mr. Angelini, will serve until the Annual Meetings of Stockholders to be held in 2015 and 2016, respectively, and until their respective successors have been elected and qualified, or until their earlier death, resignation or removal. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors.

Unless authority to vote for any of these nominees is withheld, the shares represented by the enclosed proxy will be voted FOR the election of Messrs. Woodward and Phelps. If either Mr. Woodward or Mr. Phelps becomes unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board of Directors may recommend in his place. We have no reason to believe that either Mr. Woodward or Mr. Phelps will be unable or unwilling to serve as a director.

A plurality of the shares voted affirmatively at the annual meeting is required to elect the nominee as a director.

THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF MR. PETER H. WOODWARD AND MR. DANIEL J. PHELPS AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(Notice Item 2)

The Audit Committee has appointed Grant Thornton LLP (“Grant Thornton”) as our independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2014. The Board proposes that the stockholders ratify the appointment. Grant Thornton audited our financial statements for the fiscal years ended December 31, 2013, and 2012. We expect that representatives of Grant Thornton will be present at the meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.

Changes in Certifying Accountant

On September 17, 2013, we notified Grant Thornton that we were was dismissing Grant Thornton as our independent registered public accounting firm. We engaged McGladrey LLP (“McGladrey”) as our independent registered public accounting firm for the third quarter ended September 30, 2013, and our fiscal year ended December 31, 2013. The decision to dismiss Grant Thornton and to engage McGladrey was approved by the Audit Committee of our Board of Directors on September 16, 2013.

The reports of Grant Thornton on our consolidated financial statements for each of the two most recent fiscal years ending December 31, 2012, and December 31, 2011, did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During our two most recent fiscal years and the subsequent interim periods through the date of dismissal, there were no disagreements with Grant Thornton on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of Grant Thornton, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for those periods. For the years ended December 31, 2012, and December 31, 2011, and through September 17, 2013, there were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

During 2012, McGladrey provided certain consultation services to us relating to the valuation of stock options using a Monte Carlo simulation. Except as set forth above, during the fiscal years ended December 31, 2012, and December 31, 2011, and through September 17, 2013, neither we, nor anyone acting on our behalf, consulted with McGladrey with respect to (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that would have been rendered on our consolidated financial statements, and neither a written report nor oral advice was provided that McGladrey concluded was an important factor considered by us in reaching a decision as to the accounting, auditing, or financial reporting issue; or (2) any matters that were either the subject of a disagreement (as that term is used in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

McGladrey resigned as our independent registered public accounting firm on January 13, 2014. McGladrey had not issued any audit reports on our financial statements. During the period of time that McGladrey served as our independent registered public accounting firm, there were no disagreements with McGladrey on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of McGladrey, would have caused it to make reference to the subject matter of the disagreements in connection with any report on our financial statements for the relevant period. During the period of time that McGladrey served as our independent registered public accounting firm, there were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

We engaged Grant Thornton as our independent registered public accounting firm on February 10, 2014. Grant Thornton had previously served as our independent registered public accounting firm from April 20, 2007, until September 17, 2013. In its role as our independent registered public accounting firm, Grant Thornton issued an audit opinion on our consolidated financial statements as of and for the fiscal year ended December 31, 2012, in accordance with the standards of the Public Company Accounting Oversight Board (United States). The report of Grant Thornton on our consolidated financial statements for the fiscal year ending December 31, 2012, did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During our fiscal year ended December 31, 2012, and the subsequent interim periods through September 17, 2013, there were no disagreements with Grant Thornton on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of Grant Thornton, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for those periods. For the year ended December 31, 2012, and through September 17, 2013, there were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

During the period subsequent to September 17, 2013, and to the engagement of Grant Thornton on February 10, 2014, we did not consult with Grant Thornton, regarding either: (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report nor oral advice was provided that Grant Thornton concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) any matter that was either the subject of a disagreement (as that term is used in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Audit and Non-Audit Fees

The following table presents fees for professional audit services rendered by Grant Thornton for the audit of our annual financial statements for the years ended December 31, 2013 and 2012, respectively, and fees billed for other services rendered by Grant Thornton during those periods.

	2013	2012
Audit fees	$332,904	$287,214
Audit-related fees	21,000	19,950
Tax fees	—	—
Total	$353,904	$307,164

Audit Fees

Audit fees consisted of professional services rendered by Grant Thornton for the audit of the annual consolidated financial statements included in our Annual Report on Form 10-K, for the reviews of the consolidated quarterly financial statements included in our Forms 10-Q and assistance and review of such documents filed with the SEC.

Audit-Related Fees

Audit-related fees consisted principally of fees for professional services associated with the audits of our 401(k) plan. In each of 2013 and 2012, we paid Grant Thornton $21,000 and $19,950, respectively, in connection with the audit of our 401(k) plan.

Tax Fees

Tax fees would consist of professional services provided associated with tax compliance, tax planning and tax advice. We have paid $-0- to our principal auditor for tax compliance or consultation in each of 2013 and 2012.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-audit Services of Independent Registered Public Accounting Firm

Consistent with policies of the Securities and Exchange Commission regarding auditor independence, the Audit Committee has responsibility, pursuant to its written charter, for appointing, setting compensation and overseeing the work of the independent registered public accounting firm. In recognition of this responsibility, the Audit Committee pre-approves all audit and permissible non-audit services provided by the independent registered public accounting firm. The Audit Committee’s policy is to approve all audit and non-audit services provided by our independent registered public accounting firm prior to the commencement of the services using a combination of pre-approvals for certain engagements up to predetermined dollar thresholds in accordance with the pre-approval policy and specific approvals for certain engagements on a case-by-case basis. The Audit Committee has delegated authority to the committee’s chairman to pre-approve between committee meetings those services that have not already been pre-approved by the committee. The chairman of the Audit Committee is required to report any such pre-approval decisions to the full committee at its next scheduled meeting.

Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires the independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging the independent registered public accounting firm. The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

The affirmative vote of a majority of the shares present or represented and entitled to vote at the annual meeting is required to ratify the appointment of the independent registered public accounting firm. If the stockholders do not ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm, the Audit Committee will reconsider its appointment.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO RATIFY THE SELECTION OF GRANT THORNTON LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF SUCH RATIFICATION UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

CODE OF CONDUCT AND ETHICS

We have adopted a code of ethics that applies to all of our employees, including our chief executive officer and chief financial and accounting officers. The text of the code of conduct and ethics is posted on our website at www.totalsitesolutions.com. The code of ethics is also available to stockholders, without charge, upon request in writing to our Secretary at 7226 Lee DeForest Drive, Suite 104, Columbia, Maryland 21046. Disclosure regarding any amendments to, or waivers from, provisions of the code of ethics that apply to our directors, principal executive and financial officers will be included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver.

OTHER MATTERS

The Board of Directors knows of no other business that will be presented to the 2014 Annual Meeting of Stockholders. If any other business is properly brought before the 2014 Annual Meeting of Stockholders, proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies.

STOCKHOLDER PROPOSALS

Proposals of stockholders intended for inclusion in the proxy statement relating to our 2015 Annual Meeting of Stockholders to be furnished to all stockholders entitled to vote at our next annual meeting must be received at our principal executive offices no later than December 31, 2014 provided, however, that in the event that we hold our 2015 Annual Meeting of Stockholders more than 30 days before or after the one-year anniversary date of the 2014 Annual Meeting of Stockholders, we will disclose the new deadline by which stockholders proposals must be received in our Quarterly Report on Form 10-Q. In addition, stockholder proposals must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended. In accordance with our Amended and Restated Bylaws, to be considered for inclusion in the proxy statement relating to our Annual Meeting of Stockholders to be held in 2015, stockholder proposals must be delivered to or mailed and received at our principal executive offices not less than 60 days nor more than 90 days prior to the meeting; provided, however, that in the event that less than 75 days’ notice or prior public disclosure of the date of the meeting is given or made to the stockholders, notice by the stockholder to be timely must be so received no later than the close of business on the fifteenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever first occurs. Proposals received after that date will not be voted on at the annual meeting. If a proposal is received before that date, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. All stockholder proposals should be marked for the attention of Chief Executive Officer, TSS, Inc., 7226 Lee DeForest Drive, Suite 104, Columbia, Maryland 21046.

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2013 (other than exhibits thereto) filed with the SEC, which provides additional information about us, is available on the Internet at www.totalsitesolutions.com and is available in printed copy to beneficial owners of our common stock without charge upon written request to Maura McNerney, Chief Financial Officer, Fortress International Group, Inc., 7226 Lee DeForest Drive, Suite 104, Columbia, Maryland 21046. Exhibits will be provided upon written request and payment of an appropriate processing fee.

April 30, 2014

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS

Please mark you votes like this [X]

The Board of Directors recommends a vote for each of the nominees for director and proposal 2.

1. Election of two Class III directors.
   Nominee: (1) Peter H. Woodward
   (2) Daniel J. Phelps

FOR ☐ WITHHOLD ☐

For all nominees except:

☐ Peter H. Woodward

☐ Daniel J. Phelps

FOR ☐ AGAINST ☐ ABSTAIN ☐

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature______________________________ **Signature**______________________________ **Date** __________, **2014**

Please sign exactly as your name appears on this Proxy Card. When shares are held by joint owners, each of the joint owners should sign. When signing as attorney, executor, administrator, trustee or other fiduciary, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in the full partnership name by an authorized person. If a limited liability company, please sign in full name of limited liability company by an authorized person.

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

PROXY

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

TSS, Inc.

Annual Meeting of Stockholders – June 4, 2014

The undersigned hereby appoints Anthony Angelini and Peter H. Woodward, or either of them, as attorney and proxy of the undersigned, with full power of substitution, to represent the undersigned at the Annual Meeting of Stockholders of TSS, Inc., a Delaware corporation, to be held at the company's principal offices at 7226 Lee DeForest Drive, Suite 104, Columbia, Maryland 21046, at 10:00 A.M., Eastern Daylight Time, on Wednesday, June 4, 2014 and at any adjournments thereof, and to vote all shares of common stock of the company registered in the name of the undersigned, with all the powers which the undersigned would have if personally present at such meeting. The undersigned further gives the proxies authority to vote according to their best judgement on any other matters properly coming before the Annual Meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" EACH OF THE NOMINEES FOR DIRECTOR AND PROPOSAL 2. THIS PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE MEETING. PLEASE SIGN AND RETURN THIS PROXY CARD PROMPTLY.
No postage is required if returned in the enclosed envelope and mailed in the United States.

(Continued, and to be marked, dated and signed on the reverse side)